UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 26, 2011

BIOSANTE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Barclay Boulevard Lincolnshire, Illinois	60069
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (847) 478-0500

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of BioSante Pharmaceuticals, Inc. Second Amended and Restated 2008 Stock Incentive Plan

On May 26, 2011, upon recommendation of the Board of Directors, the stockholders of BioSante Pharmaceuticals, Inc. (“BioSante”) approved the BioSante Pharmaceuticals, Inc. Second Amended and Restated 2008 Stock Incentive Plan (which is referred to herein as the “Second Amended and Restated 2008 Plan” or in some cases, the “plan”).

The material terms of the Second Amended and Restated 2008 Plan are summarized below.  The following summary is qualified in its entirety by reference to the full text of the Second Amended and Restated 2008 Plan, a copy of which is attached as Exhibit 10.1 to this current report on Form 8-K and incorporated herein by reference.

As used in this report, references to “we,” “our,” “us,” “our company” and similar terms, unless the context otherwise requires, refer to BioSante Pharmaceuticals, Inc.

Purpose.  The primary purpose of the Second Amended and Restated 2008 Plan is to advance the interests of our company and stockholders by enabling us to attract and retain qualified individuals through opportunities for equity participation in our company, and to reward those individuals who contribute to the achievement of our economic objectives.

Eligibility.  All employees (including officers and directors who also are employees), non-employee directors, consultants, advisors and independent contractors of BioSante or any subsidiary, are eligible to receive incentive awards under the plan.

Shares Available for Issuance.  The maximum number of shares of our common stock available for issuance under the Second Amended and Restated 2008 Plan is 6,000,000, plus the number of shares of common stock subject to incentive awards outstanding under our prior equity-based compensation plan but only to the extent that such outstanding awards are forfeited, expire or otherwise terminate without the issuance of such shares.  The number of shares available for issuance under the plan is subject to increase to the extent that we issue shares or incentive awards under the plan in connection with certain merger and acquisition transactions, or assume any plan in a merger or acquisition transaction.  However, any available shares in an assumed plan may only be utilized to the extent permitted under the Listing Rules of the NASDAQ Stock Market.

Shares of our common stock that are issued under the plan or that potentially are issuable pursuant to outstanding incentive awards reduce the number of shares remaining available.  All shares so subtracted from the amount available under the plan with respect to an incentive award that lapses, expires, is forfeited or for any reason is terminated, unexercised or unvested and any shares of our common stock that are subject to an incentive award that is settled or paid in cash or any other form other than shares of our common stock will automatically again become available for issuance under the plan.  However, any shares not issued due to the exercise of an option by a “net exercise” or the tender or attestation as to ownership of previously acquired shares (as described below), as well as shares covered by a stock appreciation right, to the extent exercised, and shares withheld by us to satisfy any tax withholding obligations will not again become available for issuance under the plan.

Grant Limits.  Under the terms of the Second Amended and Restated 2008 Plan no more than 6,000,000 shares of our common stock may be issued pursuant to the exercise of incentive options and no more than 2,000,000 shares of our common stock may be issued or issuable in connection with restricted stock grants, stock unit awards, performance awards and stock bonuses.

All of the share limitations in the plan may be adjusted to reflect changes in our corporate structure or shares, as described below.  In addition, the limits on the number of shares that may be issued as incentive options will not apply to certain incentive awards granted upon our assumption or substitution of like awards in any merger or acquisition.

Adjustments.  In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in our corporate structure or shares, we must adjust:

•                                          the number and kind of securities available for issuance under the plan; and

•                                          in order to prevent dilution or enlargement of the rights of participants, the number, kind and, where applicable, the exercise price of securities subject to outstanding incentive awards.

Administration.  The plan will be administered by the Board of Directors or by a committee of the Board.  Any such committee will consist of at least two members of the Board, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and who are “independent directors” within the meaning of the Listing Rules of the NASDAQ Stock Market.  We expect the Compensation Committee of the Board of Directors will continue to administer the plan.  The Board of Directors or the committee administering the plan is referred to as the “committee.”  The committee may delegate its duties, power and authority under the plan to any of our officers to the extent consistent with applicable Delaware corporate law, except with respect to participants subject to Section 16 of the Securities Exchange Act of 1934.

The committee has the authority to determine all provisions of incentive awards consistent with terms of the plan, including, the eligible recipients who will be granted one or more incentive awards under the plan, the nature and extent of the incentive awards to be made to each participant, the time or times when incentive awards will be granted, the duration of each incentive award, and the restrictions and other conditions to which the payment or vesting of incentive awards may be subject.  The committee has the authority to pay the economic value of any incentive award in the form of cash, our common stock or any combination of both, and may amend or modify the terms of outstanding incentive awards (except for any prohibited “re-pricing” of options, discussed below) so long as the amended or modified terms are permitted under the plan and any adversely affected participant has consented to the amendment or modification.

Except in connection with certain specified changes in our corporate structure or shares, the committee may not, without prior approval of our stockholders, seek to effect any re-pricing of any previously granted, “underwater” option or stock appreciation right by:

•                                          amending or modifying the terms of the underwater option or stock appreciation right to lower the exercise price;

•                                          canceling the underwater option or stock appreciation right in exchange for cash, replacement options or stock appreciation rights having a lower exercise price or other incentive awards; or

•                                          repurchasing the underwater options and stock appreciation rights and granting new incentive awards under the plan.

For purposes of the plan, an option or stock appreciation right is deemed to be “underwater” at any time when the fair market value of the our common stock is less than the exercise price.

Options.  The exercise price to be paid by a participant at the time an option is exercised may not be less than 100 percent of the fair market value of one share of our common stock on the date of grant (or 110 percent of the fair market value of one share of our common stock on the date of grant of an incentive option if the participant owns, directly or indirectly, more than 10 percent of the total combined voting power of all classes of stock of BioSante or any parent or subsidiary).  However, in the event options are granted as a result of our assumption or substitution of options in a merger or acquisition, the exercise price will be the price determined by the committee pursuant to the conversion terms applicable to the transaction.  At any time while the our common stock is listed on the NASDAQ Global Market, “fair market value” under the plan means the closing sale price of a share at the end of the regular trading session on the day of grant as reported by the NASDAQ Global Market as of the date in question (or, if no shares were traded on such date, the next preceding day on which there was such a trade).

The total purchase price of the shares to be purchased upon exercise of an option will be paid (1) in cash, (2) by using a broker-assisted cashless exercise procedure pursuant to which the optionee, upon exercise of an option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of our common stock or loan a sufficient amount of money to pay all or a portion of the exercise price of the option and/or any related withholding tax obligations and remit such sums to us and directs us to deliver stock certificates to be issued upon such exercise directly to such broker or dealer; or (3) by using a cashless exercise procedure pursuant to which the optionee surrenders to us shares of our common stock either underlying the option or that are otherwise held by the optionee.  In the case of a “net exercise” of an option, we will not require a payment of the exercise price of the option from the participant but will reduce the number of shares of our common stock issued upon the exercise by the largest number of whole shares having a fair market value that does not exceed the aggregate exercise price for the shares exercised.  Any shares of our common stock tendered or covered by an attestation will be valued at their fair market value on the exercise date.

Options may be exercised in whole or in installments, as determined by the committee, and the committee may impose conditions or restrictions to the exercisability of an option, including that the participant remain continuously employed by us for a certain period or that the participant or us (or any subsidiary, division or other subunit of our company) satisfy certain specified performance objectives.  An option may not become exercisable, nor remain exercisable after 10 years from its date of grant (five years from its date of grant in the case of an incentive option if the participant owns, directly or indirectly, more than 10 percent of the total combined voting power of all classes of stock of our company or any parent or subsidiary).

Stock Appreciation Rights.  A stock appreciation right is the right to receive a payment from us, in the form of shares of our common stock, cash or a combination of both, equal to the difference between the fair market value of one or more shares of our common stock and a specified exercise price of such shares.  Stock appreciation rights will be subject to such terms and conditions, if any, consistent with the other provisions of the plan, as may be determined by the committee.  The committee will have the sole discretion to determine the form in which payment of the economic value of stock appreciation rights will be made to a participant (i.e., cash, our common stock or any combination thereof) or to consent to or disapprove the election by a participant of the form of such payment.

The exercise price of a stock appreciation right will be determined by the committee, in its discretion, at the date of grant but may not be less than 100 percent of the fair market value of one share of our common stock on the date of grant, except as provided below in connection with certain “tandem” grants (as further defined below).  However, in the event that stock appreciation rights are granted as a result of our assumption or substitution of stock appreciation rights in a merger or acquisition, the exercise price will be the price determined by the committee pursuant to the conversion terms applicable to the transaction.  A stock appreciation right will become exercisable at such time and in such installments as may be determined by the committee in its sole discretion at the time of grant; provided, however, that no stock appreciation right may be exercisable after 10 years from its date of grant.

Stock appreciation rights may be granted alone or in addition to other incentive awards, or in tandem with an option, at the time of grant of the option.  A stock appreciation right granted in tandem with an option shall cover the same number of shares of our common stock as covered by the option (or such lesser number as the committee may determine), shall be exercisable at such time or times and only to the extent that the related option is exercisable, have the same term as the option and will have an exercise price equal to the exercise price for the option.  Upon the exercise of a stock appreciation right granted in tandem with an option, the option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, upon exercise of an option having a related stock appreciation right, the stock appreciation right will be canceled automatically to the extent of the number of shares covered by the option exercise.

Restricted Stock Awards.  A restricted stock award is an award of our common stock that vests at such times and in such installments as may be determined by the committee and, until it vests, is subject to restrictions on transferability and/or the possibility of forfeiture.  The committee may impose such restrictions or conditions to the vesting of restricted stock awards as it deems appropriate, including that the participant remain continuously employed by us for a certain period or that the participant or us (or any subsidiary, division or other subunit of our company) satisfy specified performance objectives.  To enforce the restrictions, the committee may place a legend on the stock certificates referring to such restrictions and may take other steps to enforce the restrictions.

Unless the committee determines otherwise, any dividends (other than regular quarterly cash dividends) or distributions paid with respect to shares of our common stock subject to the unvested portion of a restricted stock award will be subject to the same restrictions as the shares to which such dividends or distributions relate.  Additionally, unless the plan provides otherwise, a participant will have all voting, liquidation and other rights with respect to shares of our common stock issued to the participant as a restricted stock award upon the participant becoming the holder of record of such shares as if the participant were a holder of record of shares of our unrestricted common stock.

Stock Unit Award or Restricted Stock Units.  A stock unit award or restricted stock unit is a right to receive the fair market value of one or more shares of our common stock, payable in cash, shares of our common stock, or a combination of both, the payment, issuance, retention and/or vesting of which is subject to the satisfaction of specified conditions, which may include achievement of specified performance objectives.  Stock unit awards or restricted stock units will be subject to such terms and conditions, if any, consistent with the other provisions of the plan, as may be determined by the committee.

Performance Awards or Units.  A participant may be granted one or more performance awards or units under the plan, and such performance awards or units will be subject to such terms and conditions, if any, consistent with the other provisions of the plan, as may be determined by the committee in its sole discretion, including, but not limited to, the achievement of one or more specified performance objectives.

Stock Bonuses.  A participant may be granted one or more stock bonuses under the plan, and such stock bonuses will be subject to such terms and conditions, if any, consistent with the other provisions of the plan, as may be determined by the committee in its sole discretion, including, but not limited to, the achievement of one or more specified performance objectives.

Change in Control.  In the event a “change in control” of our company occurs, then, unless otherwise provided at the time of the grant of the incentive award, all options and stock appreciation rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the holder to whom such option and stock appreciation rights have been granted remains in the employ or service of our company or any subsidiary, all outstanding restricted stock awards will become immediately fully vested and non-forfeitable; and any conditions to the payment of stock unit awards or restricted stock units, performance awards or units and stock bonuses will lapse.

In addition, the committee in its sole discretion may determine that some or all participants holding outstanding options will receive cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of such change in control over the exercise price per share of the options (or, in the event that there is no excess, that such options will be terminated), and that some or all participants holding performance awards or units will receive, with respect to some or all of the shares subject to the performance awards or units, cash in an amount equal the fair market value of such shares immediately prior to the effective date of such change in control.

For purposes of the plan, a “change in control” of our company occurs upon:

•                                          the sale, lease, exchange or other transfer of substantially all of the assets of our company (in one transaction or in a series of related transaction) to a person or entity that is not controlled, directly or indirectly, by our company;

•                                          the approval by our stockholders of any plan or proposal for the liquidation or dissolution of us;

•                                          any person becomes after the effective date of the plan the ‘beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (A) 20 percent or more, but not 50 percent or more, of the combined voting power of our outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the continuity directors, or (B) 50 percent or more of the combined voting power of our outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the continuity directors);

•                                          a merger or consolidation to which our company is a party if our stockholders immediately prior to effective date of such merger or consolidation do not have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) immediately following the effective date of such merger or consolidation of securities of the surviving corporation represent (A) more than 50 percent but less than 80 percent of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the continuity directors, or (B) 50 percent or less of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the continuity directors);

•                                          the continuity directors cease for any reason to constitute at least a majority of the Board of Directors; or

•                                          any other change in control of us of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not we are then subject to such reporting requirements.

Effect of Termination of Employment or Other Services.  If a participant ceases to be employed by, or perform other services for, us, all incentive awards held by the participant will be treated as set forth below unless provided otherwise in the agreement evidencing the incentive award or modified by the committee in its discretion as set forth below.  Upon termination due to death, disability or retirement, all outstanding, exercisable options and stock appreciation rights then held by the participant will remain exercisable for a period of one year thereafter (but in no event after the expiration date of any such option or stock appreciation rights), all unvested restricted stock awards, all outstanding stock unit awards or restricted stock units, performance awards or units and stock bonuses then held by the participant will be terminated and forfeited.  Upon termination for a reason, other than death, disability or retirement, which is not also for “cause” (as defined in the plan), all outstanding options and stock appreciation rights then held by the participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such option or stock appreciation right).  Also, upon such termination all options and stock appreciation rights that are not exercisable; all unvested restricted stock awards; and all outstanding stock unit awards or restricted stock units, performance awards or units and stock bonuses then held by the participant will be terminated and forfeited.

If a participant is determined by the committee, acting in its sole discretion, to have committed any action which would constitute cause, regardless of whether such action or the committee’s determination occurs before or after the termination of the participant’s employment with us or any subsidiary, all rights of the participant under the plan and any award agreements evidencing an incentive award then held by the participant shall terminate and be forfeited without notice of any kind.  Additionally, as applicable, we may defer exercise, vesting, or payment of any incentive award for a period of up to 45 days in order for the committee to make a determination as to the existence of cause.

The committee may at any time (including on or after the date of grant or following termination), in connection with a participant’s termination, cause options or stock appreciation rights held by the participant to terminate, become or continue to become exercisable and/or remain exercisable, and restricted stock awards, stock unit awards or restricted stock units, performance awards or units or stock bonuses then held by the participant to, terminate, vest or become free of restrictions and conditions to payment, as the case may be.

Dividend Rights.  Except as discussed above in connection with restricted stock awards, no adjustment will be made in the amount of cash payable or in the number of shares of our common stock issuable under incentive awards denominated in or based on the value of shares of our common stock as a result of cash dividends or distributions paid to stockholders generally at any time prior to the issuance of shares under incentive awards.

Term; Termination; Amendments.  Unless terminated earlier, the plan will terminate at midnight on May 25, 2021.  Incentive awards outstanding at the time the plan is terminated may continue to be exercised, earned or become free of restriction, according to their terms.  The Board may suspend or terminate the plan or any portion of the plan at any time. In addition to the committee’s authority to amend the plan with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary, the Board may amend the plan from time to time in order that incentive awards under the plan will conform to any change in applicable laws or regulations or in any other respect that the Board may deem to be in our best interests; provided, however, that no amendments to the plan will be effective without stockholder approval, if it is required under Section 422 of the Internal Revenue Code or the Listing Rules of the NASDAQ Stock Market, or if the amendment seeks to increase the number of shares reserved for issuance under the plan (other than as a result of a permitted adjustment upon certain corporate events, such as stock splits) or to modify the prohibitions on underwater option re-pricing discussed above. Termination, suspension or amendment of the plan will not adversely affect any outstanding incentive award without the consent of the affected participant, except for adjustments in the event of changes in our capitalization or a “change in control” of our company.

Transferability.  In general, no right or interest in any incentive award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered.  However, a participant is entitled to designate a beneficiary to receive an incentive award on such participant’s death, and in the event of such participant’s death, payment of any amounts due under the plan, will be made to, and exercise of any options or stock appreciation rights may be made by, such beneficiary.  Additionally, upon a participant’s request, the committee may permit a participant to transfer all or a portion of a non-statutory option, other than for value, to certain of the participant’s family members or related family trusts, foundations or partnerships.  Permitted transferees of non-statutory options will remain subject to all the terms and conditions of the incentive award applicable to the participant.

Attached as Exhibit 10.2 and Exhibit 10.3 to this report are a form of incentive stock option agreement and a form of non-statutory stock option agreement that we expect to use in connection with the grant of stock options to certain recipients, including our executive officers, under the Second Amended and Restated 2008 Plan.

Approval of BioSante Pharmaceuticals, Inc. Performance Incentive Plan

On May 26, 2011, the Board of Directors, upon recommendation of the Compensation Committee, of BioSante approved the BioSante Pharmaceuticals, Inc. Performance Incentive Plan (which is referred to herein as the “PIP”).

The material terms of the PIP are summarized below.  The following summary is qualified in its entirety by reference to the full text of the PIP, a copy of which is attached as Exhibit 10.4 to this current report on Form 8-K and incorporated herein by reference.

Under the terms of the PIP, each participant, including BioSante’s executive officers, is eligible to earn a bonus based primarily on the achievement of corporate and individual performance goals that may be achieved over a period of time.  It is currently anticipated that the PIP will be implemented on an annual calendar year basis and with performance goals established accordingly.  The PIP is designed to reward eligible employees for achieving certain pre-established corporate and individual performance goals and to align closely their accomplishments with the interests of BioSante’s stockholders.

Each PIP participant has an annual incentive target bonus under the plan, expressed as a percentage of his or her annual base salary.  Each PIP participant’s target bonus percentage is based on the individual’s position and level of responsibility within the company.  The target bonus percentages, expressed as a percentage of annual base salary, for BioSante’s executive officers named in BioSante’s most recent proxy statement in connection with BioSante’s most recent annual meeting of stockholders are as follows for 2011:  Stephen M. Simes, Vice Chairman, President and Chief Executive Officer (60%); Phillip B. Donenberg, Senior Vice President of Finance, Chief Financial Officer and Secretary (40%) and Michael C. Snabes, M.D., Ph.D., Senior Vice President of Medical Affairs (40%).

Each PIP participant’s annual bonus payment under the PIP is determined by multiplying the participant’s target bonus amount (the participant’s target bonus percentage times his or her annual base salary) by a payout percentage equal to between 0% and 150% and determined based primarily on the achievement of corporate and, in some cases, individual performance goals. The corporate and individual performance goals under the PIP for 2011 relate primarily to certain clinical, financial and corporate development objectives.

Approval of BioSante Pharmaceuticals, Inc. Officer Severance Policy

On May 26, 2011, the Board of Directors, upon recommendation of the Compensation Committee, of BioSante approved the BioSante Pharmaceuticals, Inc. Officer Severance Policy (the “Severance Policy”), which provides for severance benefits in the event an officer of BioSante is involuntarily terminated other than for cause, death or disability.  The Severance Policy does not apply to any officers who are entitled to greater severance benefits under a separate written agreement with BioSante and thus does not apply to BioSante’s current President and Chief Executive Officer or Senior Vice President of Finance, Chief Financial Officer and Secretary.  The Severance Policy does apply to BioSante’s current Senior Vice President of Medical Affairs, Michael C. Snabes, M.D., Ph.D. since the Severance Policy provides for greater severance benefits than Dr. Snabes is currently entitled to receive under his current agreement with BioSante.

Under the terms of the Severance Policy, if an officer is involuntarily terminated other than for cause, death or disability, such officer may be entitled to receive a cash severance payment (up to 12 months base salary and 100% of his target annual incentive bonus in the case of Dr. Snabes), eligibility for continuation coverage under BioSante’s medical, dental and other group health plans for a period of time following the termination date (up to 12 months in the case of Dr. Snabes) and reimbursement for any costs incurred in securing such continuation coverage that are in excess of costs that would have been incurred by the officer immediately prior to his or her termination date to obtain such coverage, and outplacement services.  The officer’s receipt of such benefits is conditioned upon BioSante’s receipt of an executed release from the officer.

Item 5.07.              Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Stockholders of BioSante was held on May 26, 2011.

The final results of the stockholder vote on each proposal brought before the meeting were as follows:

	For	Against/ Withheld	Abstain	Broker Non-Votes
Proposal No. 1—Election of directors, each to serve for a term of one year
Louis W. Sullivan, M.D.	25,821,536	749,880	0	40,528,657
Stephen M. Simes	26,157,030	414,386	0	40,528,657
Fred Holubow	26,258,232	313,184	0	40,528,657
Ross Mangano	26,077,946	493,470	0	40,528,657
John T. Potts, Jr., M.D.	26,156,401	415,015	0	40,528,657
Edward C. Rosenow, III, M.D.	26,054,863	516,553	0	40,528,657
Stephen A. Sherwin, M.D.	22,769,935	3,801,481	0	40,528,657

	For	Against/ Withheld	Abstain	Broker Non-Votes
Proposal No. 2—Approval of the BioSante Pharmaceuticals, Inc. Second Amended and Restated 2008 Stock Incentive Plan	24,968,051	1,410,272	193,093	40,528,657

Proposal No. 3—Ratification of the selection of Deloitte & Touche LLP as BioSante’s independent registered public accounting firm for the year ending December 31, 2011	57,633,002	1,496,699	7,970,372	0

Proposal No. 4—Advisory vote on executive compensation	17,726,971	831,172	8,013,273	40,528,657

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Proposal No. 5—Advisory vote on the frequency of an executive compensation advisory vote	5,474,304	2,458,050	10,697,468	7,941,594	40,528,657

Each of the directors in Proposal No. 1 was elected by BioSante’s stockholders by the required vote and each of Proposals No. 2, No. 3 and No. 4 was approved by BioSante’s stockholders by the required vote.

On Proposal No. 5, BioSante’s stockholders expressed a preference for an advisory vote on executive compensation to be held every three years.  As this vote is consistent with the Board’s recommendation, the Board has determined that BioSante will hold a non-binding advisory vote on executive compensation every three years.

Item 9.01               Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
10.1	BioSante Pharmaceuticals, Inc. Second Amended and Restated 2008 Stock Incentive Plan (filed herewith)

10.2	Form of Incentive Stock Option Agreement under the BioSante Pharmaceuticals, Inc. Second Amended and Restated 2008 Stock Incentive Plan (filed herewith)

10.3	Form of Non-Statutory Stock Option Agreement under the BioSante Pharmaceuticals, Inc. Second Amended and Restated 2008 Stock Incentive Plan (filed herewith)

10.4	BioSante Pharmaceuticals, Inc. Performance Incentive Plan (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSANTE PHARMACEUTICALS, INC.

	By:	/s/ Phillip B. Donenberg
Phillip B. Donenberg
Senior Vice President of Finance,
Chief Financial Officer and Secretary
Dated: May 27, 2011

BIOSANTE PHARMACEUTICALS, INC.

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing
10.1	BioSante Pharmaceuticals, Inc. Second Amended and Restated 2008 Stock Incentive Plan	Filed herewith

10.2	Form of Incentive Stock Option Agreement under the BioSante Pharmaceuticals, Inc. Second Amended and Restated 2008 Stock Incentive Plan	Filed herewith

10.3	Form of Non-Statutory Stock Option Agreement under the BioSante Pharmaceuticals, Inc. Second Amended and Restated 2008 Stock Incentive Plan	Filed herewith

10.4	BioSante Pharmaceuticals, Inc. Performance Incentive Plan	Filed herewith